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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 21, 2000
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                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
             (Exact name of registrant as specified in its charter)




      Delaware                             0-22302              36-3688459
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



                451 Kingston Court, Mt. Prospect, Illinois    60056
        ----------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)



                                 (847) 391-9400
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

     1. On September 21, 2000, Illinois Superconductor Corporation issued a press release announcing that it had received an initial order for the deployment of HTS filter systems by Telefonica, a telecommunications operating company in Spain. A copy of the September 21, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Items (a) and (b) are inapplicable.


     (c)   Exhibits.

     99.1 Press Release issued by Illinois Superconductor Corporation on September 21, 2000 announcing an initial order for the deployment of HTS filter systems by Telefonica.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:             /s/  CHARLES WILLES
                     ---------------------------------------------
                         Charles Willes, Chief Financial Officer



Dated: September 22, 2000


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                                  EXHIBIT INDEX



EXHIBIT NO.                            DESCRIPTION
-----------                            -----------


99.1 Press Release issued by Illinois Superconductor Corporation on September 21, 2000 announcing an initial order for the deployment of HTS filter systems by Telefonica.